                                                                   EXHIBIT 10.69

                   THE TRANSFER OF THIS WARRANT IS SUBJECT TO
                   RESTRICTIONS CONTAINED HEREIN. THIS WARRANT
                      HAS BEEN ISSUED IN RELIANCE UPON THE
                  REPRESENTATION OF THE HOLDER THAT IT HAS BEEN
                  ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH
                 A VIEW TOWARD THE RESALE OR OTHER DISTRIBUTION
                  THEREOF. NEITHER THIS WARRANT NOR THE SHARES
                   ISSUABLE UPON THE EXERCISE OF THIS WARRANT,
                    HAVE BEEN REGISTERED UNDER THE SECURITIES
                    ACT OF 1933 OR ANY STATE SECURITIES LAWS.


                                 COMBICHEM, INC.

                          COMMON STOCK PURCHASE WARRANT


To Subscribe for and Purchase                                  February 23, 1999
Shares of Common Stock
of COMBICHEM, INC.



                       VOID AFTER 5:00 P.M., PACIFIC TIME
                               FEBRUARY 22, 2006

        THIS CERTIFIES that, for value received, Lee M. Chesnut, or his registered assigns (the "Holder"), is entitled to subscribe for and purchase from COMBICHEM, INC., a Delaware corporation (hereinafter called the "Corporation"), up to ONE HUNDRED EIGHTY THOUSAND (180,000) shares (subject to adjustment as hereinafter provided) of fully paid and non-assessable Common Stock of the Corporation, (the "Common Stock"), at $8.00 per share (subject to adjustment as hereinafter provided and hereinafter called the "Warrant Price"), at any time from the Commencement Date, as defined in that certain Lease dated as of February 23, 1999 by and between the Corporation and LMC-Shoreham Investment Company, LLC and Convoy Court Investment Company, LLC, but at or prior to 5:00 p.m. Pacific time on February 22, 2006 (the "Exercise Period"), subject however, to the provisions and upon the terms and conditions hereinafter set forth.

        This Warrant and any Warrant or Warrants subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant."

        Section 1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to fractional shares) at any time or from time to time in part, but not as to a fractional share of Common Stock, by the completion of the purchase form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Corporation specified herein for notice purposes (as the same may be modified pursuant to Section 10), and by payment to the Corporation of the Warrant Price in cash or by certified or official bank check, for each share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, or its nominee or other party designated in the purchase form by the Holder hereof, shall be delivered to the Holder within a reasonable time after the date on which the rights represented by this Warrant shall have been so exercised (the Corporation shall order such certificates from the transfer agent within three
(3) business days of such exercise date and shall use reasonable best efforts to cause the transfer agent to deliver such certificates to Holder as soon as possible); and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered together with payment of the Warrant Price. No fractional shares shall be issued upon exercise of this Warrant. If any fractional interest in a share of Common Stock would, except for the provision of this Section 1, be delivered upon such exercise, the Corporation, in lieu of delivery of a fractional share thereof, shall pay to the Holder an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation (the "Board").

        Section 2. Net Issuance.

                (a) Right to Convert. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 2 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Corporation shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock computed using the following formula:

         X = Y (A - B)
               -------
                  A

         Where X =    the number of shares of Common Stock to be delivered
                      to the Holder

               Y =    the number of Converted Warrant Shares

               A = the fair market value of one share of the Corporation's Common Stock on the Conversion Date (as defined below)

               B = the per share exercise price of the Warrant (as adjusted to the Conversion Date, if applicable, as provided herein)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Corporation shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

                (b) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Corporation together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Corporation of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date. The Corporation shall order such certificates from the transfer agent within three (3) business days of the Conversion Date and shall use reasonable best efforts to cause the transfer agent to deliver such certificates to Holder as soon as possible.

                (c)     Determination of Fair Market Value. For purposes of this
Section 2, fair market value of a share of Common Stock on the Conversion Date shall mean:

                        (i) If traded on a stock exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing selling prices of the Common Stock on the stock exchange determined by the Board to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

                        (ii) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

                        (iii) If at any time the Common Stock is not listed on any securities exchange or quoted on the NASDAQ System or the over-the-counter market, the fair market value of the Common Stock shall be the highest price per share which the Corporation could obtain from a willing buyer (not a current employee or director) for shares of the Common Stock sold by the Corporation, from authorized but unissued shares, as determined in good faith by its Board of Directors (and promptly upon any request therefor by the Holder), unless the Corporation shall become subject to a merger, acquisition or other consolidation pursuant to which the Corporation is not the surviving party, in which case the fair market value of the Common Stock shall be deemed to be the value received by the holders of the Corporation's Common Stock on a common stock equivalent basis pursuant to such merger or acquisition.

        Section 3. Adjustments and Covenants.



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

                (a) Split/Consolidation. In the event that the outstanding shares of Common Stock shall be split, combined or consolidated, by dividend, reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation and the number of shares purchasable under this Warrant shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted.

                (b) Merger or Sale. If there shall be effected any consolidation or merger of the Corporation with another corporation, or a sale of all or substantially all of the Corporation's assets to another corporation, and if the holders of Common Stock shall be entitled pursuant to the terms of any such transaction to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Warrant, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

                (c) Dividends or Distributions. If the Corporation shall declare a dividend or distribution payable to holders of the Common Stock (whether payable in cash, securities or other assets of the Corporation), then upon any exercise of this Warrant the Holder shall be entitled to receive, and the Corporation shall promptly pay to the Holder, any such dividend(s) and/or distribution(s) (as well as any other cash, securities or other assets which the Holder would have received had it held any securities received in any such dividend(s) and/or distribution(s)), also giving effect to the other provisions of this Section 3.

                (d) Notice of Adjustment. Promptly following any adjustment of the per share exercise price of the Warrant or the number or type of securities issuable upon the exercise of this Warrant, the Corporation shall give written notice thereof to the Holder, which notice shall advise, in reasonable detail, regarding any such adjustment (including the method of calculation and the facts upon which such calculation is based).

                (e) Stock to Be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Corporation shall from time to time in accordance with applicable law increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit exercise of this Warrant. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange or interdealer quotation system upon which shares of capital stock of the Corporation may be listed or quoted.

                (f) Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holders of this Warrant for any issuance tax in respect thereof provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of this Warrant.

                (g) Closing of Books. The Corporation will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                (h) Listed. Prior to the issuance of any securities upon an exercise of this Warrant, the Corporation shall secure the listing or quotation of such securities upon each national securities exchange or automated quotation system, if any, upon which shares of such securities are then listed or traded (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of such securities shall be so listed or traded, such listing or quotation of all securities from time to time issuance upon the exercise of this Warrant.

                (i) Public Reporting. With a view to making available to the Holder the benefits of Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and any other rule or regulation of the Securities and Exchange Commission (the "SEC") that may at any time permit the Holder to sell securities of the Corporation to the public without registration, the Corporation agrees that, for so long as a class of its securities is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Corporation will: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act.

        Section 4. Notices of Record Dates. In the event of

                (1) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                (2) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any transfer of all or substantially all the assets of the Corporation to or consolidation or merger of the Corporation with or into any other entity, or

                (3) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, then and in each such event the Corporation will give notice to the Holder of this

Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 10 days and not more than 90 days prior to the date therein specified. In addition to the notice requirements above, the Corporation shall provide written notice to the Holder on or before six months prior to the expiration date of this Warrant setting forth the expiration date of this Warrant.

        Section 5. No Shareholder Rights or Liabilities. This Warrant shall not entitle the Holder hereof to any voting rights or, except as expressly provided herein, other rights as a shareholder of the Corporation. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration hereon of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a shareholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

        Section 6. Representations of Holder.

        The Holder hereby represents and acknowledges to the Corporation that:

                (1) this Warrant and the Common Stock issuable upon exercise of this Warrant are "restricted securities" as such term is used in the rules and regulations under the Securities Act and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless a transfer can be made pursuant to appropriate exemptions;

                (2) the Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

                (3) the Holder has either a pre-existing personal or business relationship with the Corporation or one of its officers, directors or controlling persons;

                (4) the Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant or the Common Stock of the Corporation issuable upon exercise of this Warrant and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws;

                (5) the Holder is an "accredited investor" within the meaning of paragraph (a) of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the

"Commission") and an "excluded purchaser" within the meaning of Section 25102(f) of the California Corporate Securities Law of 1968; and

                (6) the Corporation may affix the following legend to certificates for shares of Common Stock (or other securities) issued upon exercise of this Warrant ("Warrant Shares"):

                "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

        Section 7. Notice of Proposed Transfers. The Holder of this Warrant, by acceptance hereof, agrees to comply in all respects with the provisions of this
Section 7. Prior to any proposed transfer of this Warrant or any Warrant Shares (except in transactions in compliance with Rule 144), the Holder of such securities shall give written notice to the Corporation of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Corporation addressed to the Corporation and reasonably satisfactory in form and substance to the Corporation's counsel, to the effect that the proposed transfer of the Warrant and/or Warrant Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that enforcement action be taken with respect thereto, whereupon the Holder of such securities shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Holder to the Corporation. Each new certificate evidencing the Warrant and/or Warrant Shares so transferred shall bear the appropriate restrictive legend set forth in Section 6 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Corporation, such legend is not required in order to establish or assist in compliance with any provisions of the Securities Act or any applicable state securities laws.

        Section 8. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation shall, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

        Section 9. Presentment. Prior to due presentment of this Warrant together with a completed assignment form attached hereto for registration of transfer, the Corporation may deem and treat the Holder as the absolute owner of the Warrant, notwithstanding any notation of ownership or other writing thereon, for the purpose of any exercise thereof and for all other purposes.

        Section 10. Notice. Notice or demand pursuant to this Warrant shall be sufficiently given or made, if sent by first-class mail, postage prepaid, addressed, if to the Holder of this Warrant, to the Holder at its last known address as it shall appear in the records of the Corporation, and if to the Corporation, at 9050 Camino Santa Fe, San Diego, California 92121, Attention:
Secretary. The Corporation may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 10 for the giving of notice.

        Section 11. Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California without regard to principles of conflicts of laws.

        Section 12. Successors. The terms of this Warrant shall be binding upon the successors of the Corporation.

        Section 13. Amendment. This Warrant may be modified, amended or terminated by a writing signed by the Corporation and the Holder of this Warrant.

        Section 14. Severability. Should any part but not the whole of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Warrant without including therein any such part which may, for any reason, be hereafter declared invalid.

        Section 15. Termination. In the event the Commencement Date, as defined in that certain Lease dated as of February 23, 1999 by and between the Corporation and LMC-Shoreham Investment Company, LLC and Convoy Court Investment Company, LLC, does not occur on or before June 30, 2000, this Warrant shall terminate and be deemed null and void, without the need of further action by the Corporation or the Holder.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered on and as of the day and year first above written by one of its officers thereunto duly authorized.

                                        COMBICHEM, INC., a Delaware corporation



Dated: _____2-23_________ ____, 1999    By:    /S/ Karin Eastham
                                           -------------------------------------
                                           Karin Eastham
                                           Vice President, Finance and
                                           Administration and
                                           Chief Financial Officer


        The undersigned Holder agrees and accepts this Warrant and acknowledges that it has read and confirms each of the representations contained in Section 6.



                                        /s/ Lee M. Chesnut
                                        ----------------------------------------
                                        LEE M. CHESNUT


                                        Address:

                                        9627 Grossmont Summit Drive
                                        ----------------------------------------
                                        La Mesa CA 91941
                                        ----------------------------------------

                                        ----------------------------------------


                   [SIGNATURE PAGE TO COMBICHEM COMMON STOCK
                               PURCHASE WARRANT]

                                  PURCHASE FORM



(To be executed by the Warrant Holder if he desires to exercise the Warrant in whole or in part)

To:     COMBICHEM, INC.

        The undersigned, whose Social Security or other identifying number is ______________, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________________ shares of securities provided for therein and tenders payment herewith to the order of

                                 COMBICHEM, INC.
                                in the amount of

                                  $___________

The undersigned requests that certificates for such shares be issued as follows:

Name:
     ---------------------------------------
Address:
       -------------------------------------
Deliver to:
           ---------------------------------
Address:
        ------------------------------------

and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below

Address:
        ------------------------------------


Dated: ________________ ____, _____


                                        Signature.
                                                  ------------------------------
                                        (Signature must conform in all respects
                                        to the name of the Warrant Holder as
                                        specified on the face of the Warrant,
                                        without alteration, enlargement or any
                                        change whatsoever)

                                   ASSIGNMENT

(To be executed by the Warrant Holder if he desires to effect a transfer of the Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ whose Social Security or other identification number is ______________________________ [residing/located] at ______________________________ the attached Warrant, and appoints
__________________________ residing at ______________________________ the undersigned's attorney-in-fact to transfer said Warrant on the books of the Corporation, with full power of substitution in the premises.



Dated: ________________ ____, _____

In the presence of:


-----------------------------------     ----------------------------------------
                                        (Signature must conform in all respects
                                        to the name of the Warrant Holder as
                                        specified on the face of the Warrant,
                                        without alteration, enlargement or any
                                        change whatsoever).